CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm under the captions "Financial Highlights" and "Experts - Pioneer Funds", in the Combined Proxy Statement of Safeco Common Stock Trust and Prospectus for Investor Class Shares of Pioneer Balanced Fund ("Combined Proxy Statement and Prospectus"), and to the incorporation by reference of our report dated February 17, 2004, with respect to the financial statements and financial highlights of Pioneer Balanced Fund, included in the Annual Report to the Shareowners for the year ended December 31, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Balanced Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.2(g)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Pioneer Balanced Fund Class A, Class B, and Class C Shares Statement of Additional Information, and to the incorporation by reference of our report, dated February 17, 2004, on the financial statements and financial highlights of Pioneer Balanced Fund included in the Annual Report to the Shareowners for the year ended December 31, 2003, in Post-Effective Amendment No. 70 to the Registration Statement (Form N-1A, File Nos. 2-28273; 811-01605), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001016964-04-000117), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Balanced Fund.

                                                        /s/ ERNST & YOUNG LLP

Boston, Massachusetts
October 19, 2004

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts - Safeco Funds," in the Combined Proxy Statement of Safeco Common Stock Trust and Prospectus for Investor Class Shares of Pioneer Balanced Fund, and to the incorporation by reference of our report dated January 30, 2004, with respect to the financial statements and financial highlights of Safeco Balanced Fund included in the Safeco Common Stock Trust Annual Report for the year ended December 31, 2003, in the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Balanced Fund. We further consent to the reference to us under the heading "Representations and Warranties" (paragraph 4.1(f)) in the Agreement and Plan of Reorganization included as Exhibit A to the Combined Proxy Statement and Prospectus.

We also consent to the references to our firm under the captions "Independent Auditors" and "Financial Statements" in the Safeco Common Stock Trust Statement of Additional Information, and to the incorporation by reference of our report, dated January 30, 2004, on the financial statements and financial highlights of Safeco Balanced Fund included in the Safeco Common Stock Trust Annual Report for the year ended December 31, 2003, in Post-Effective Amendment No. 33 to the Registration Statement (Form N-1A, File Nos. 33-36700/811-6167), as filed with the Securities and Exchange Commission on April 29, 2004 (Accession No. 0001193125-04-072454), which is incorporated by reference into the Combined Proxy Statement and Prospectus included in this Registration Statement on Form N-14 of the Pioneer Balanced Fund.

                                                        /s/ ERNST & YOUNG LLP

Seattle, Washington
October 20, 2004